                                                                     EXHIBIT 4.2

________________________________________________________________________________


                       SPIEGEL CREDIT CARD MASTER NOTE
                                     TRUST

________________________________________________________________________________


                     SPIEGEL CREDIT CARD MASTER NOTE TRUST

                                    Issuer

                                      and

                           BNY MIDWEST TRUST COMPANY

                               Indenture Trustee


                      SERIES 2000-A INDENTURE SUPPLEMENT

                          Dated as of _____ __, 2000


________________________________________________________________________________

                               Table of Contents

ARTICLE I      Creation of the Series 2000-A Notes...................................   1
               Section  1.1    Designation...........................................   1

ARTICLE II     Definitions...........................................................   2
               Section  2.1    Definitions...........................................   2

ARTICLE III    Servicing Fee.........................................................  13
               Section  3.1    Servicing Compensation................................  13

ARTICLE IV     Rights of Series 2000-A Noteholders and Allocation and
               Application of Collections............................................  14
               Section  4.1   Collections and Allocations............................  14
               Section  4.2   Determination of Monthly Interest......................  16
               Section  4.3   Determination of Monthly Principal.....................  17
               Section  4.4   Application of Available Finance Charge
                              Collections and Available Principal Collections........  18
               Section  4.5   Investor Charge-Offs...................................  20
               Section  4.6   Reallocated Principal Collections......................  21
               Section  4.7   Excess Finance Charge Collections......................  21
               Section  4.8   Shared Principal Collections...........................  21
               Section  4.9   Principal Accumulation Account.........................  21
               Section  4.10  Reserve Account........................................  23
               Section  4.11  Spread Account.........................................  25
               Section  4.12  Determination of LIBOR.................................  27
               Section  4.13  Investment Instructions................................  28
               Section  4.14  Increase of Excess Collateral Amount...................  28

ARTICLE V      Delivery of Series 2000-A Notes; Distributions; Reports to
               Series 2000-A Noteholders.............................................  29
               Section  5.1   Delivery and Payment for the Series 2000-A Notes.......  29
               Section  5.2   Distributions..........................................  29
               Section  5.3   Reports and Statements to Series 2000-A
                              Noteholders............................................  30

ARTICLE VI     Series 2000-A Pay Out Events..........................................  31
               Section  6.1   Series 2000-A Pay Out Events...........................  31

ARTICLE VII    Redemption of Series 2000-A Notes; Final Distributions;
               Series Termination....................................................  32

               Section  7.1   Optional Redemption of Series 2000-A Notes;
                              Final Distributions .................................... 32
               Section  7.2   Series Termination ..................................... 34
ARTICLE VIII   Miscellaneous Provisions............................................... 34
               Section  8.1   Ratification of Indenture .............................. 34
               Section  8.2   Form of Delivery of the Series 2000-A Notes ............ 34
               Section  8.3   Counterparts ........................................... 34
               Section  8.4   GOVERNING LAW .......................................... 34
               Section  8.5   Limitation of Liability ................................ 34

                                   EXHIBITS

EXHIBIT A-1    FORM OF CLASS A NOTE

EXHIBIT A-2    FORM OF CLASS B NOTE

EXHIBIT A-3    FORM OF CLASS C NOTE

EXHIBIT B      FORM OF MONTHLY PAYMENT
               INSTRUCTIONS AND NOTIFICATION TO
               THE INDENTURE TRUSTEE

EXHIBIT C      FORM OF MONTHLY STATEMENT

EXHIBIT D      FORM OF MONTHLY SERVICER'S
               CERTIFICATE

     SERIES 2000-A INDENTURE SUPPLEMENT, dated as of ______ __, 2000 (the

"Indenture Supplement"), between SPIEGEL CREDIT CARD MASTER NOTE TRUST, a trust
 --------------------
organized and existing under the laws of the State of Illinois (herein, the

"Issuer" or the "Trust"), and BNY MIDWEST TRUST COMPANY, a [banking corporation
 ------          -----
organized and existing under the laws of the State of Illinois], not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the Master Indenture, dated as of
               -----------------
_______, 2000 (the "Indenture") between the Issuer and the Indenture Trustee
                    ---------
(the Indenture, together with this Indenture Supplement, the "Agreement").
                                                              ---------

     Pursuant to Section 2.12 of the Indenture, the Transferor may direct the
                 ------------
Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                   ARTICLE I

                      Creation of the Series 2000-A Notes
                      -----------------------------------

     Section 1.1  Designation.
                  -----------

     (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "Spiegel
                                                                        -------
Credit Card Master Note Trust, Series 2000-A" or the "Series 2000-A Notes."  The
--------------------------------------------          -------------------
Series 2000-A Notes shall be issued in three Classes, known as the "Class A
                                                                    -------
Series 2000-A Floating Rate Asset Backed Notes," the "Class B Series 2000-A
-----------------------------------------------       ---------------------
Floating Rate Asset Backed Notes," and the "Class C Series 2000-A Floating Rate
---------------------------------           -----------------------------------
Asset Backed Notes."
------------------

     (b) Series 2000-A shall be included in Group One and shall be a Principal Sharing Series. Series 2000-A shall be an Excess Allocation Series with respect to Group One only. Series 2000-A shall not be subordinated to any other Series.

     (c) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling. All capitalized terms not otherwise defined herein are defined in the Indenture. Each capitalized term defined herein shall relate only to the Series 2000-A Notes and no other Series of Notes issued by the Issuer.

                                  ARTICLE II

                                  Definitions
                                  -----------

     Section 2.1  Definitions.
                  -----------

     (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

     "Accumulation Period Factor" means, for any Monthly Period, a fraction, the
      --------------------------
numerator of which is equal to the sum of the initial Collateral Amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Collateral Amount, (b) the initial Collateral Amounts of all outstanding Series (other than Series 2000-A) which are not expected to be in their revolving periods, and (c) the initial Collateral Amounts of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at anytime if the Rating Agency Condition is satisfied.

     "Accumulation Period Length" is defined in subsection 4.4(e).
      --------------------------                -----------------

     "Accumulation Shortfall" shall initially mean zero and shall thereafter
      ----------------------
mean, for any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i) for the previous Monthly Period.
--------------------

     "Additional Interest" means, for any Distribution Date, Class A Additional
      -------------------
Interest, Class B Additional Interest and Class C Additional Interest for such Distribution Date.

     "Adjusted Collateral Amount" means, as of any date of determination, an
      --------------------------
amount equal to the Collateral Amount as of such date, minus the amount on deposit in the Principal Accumulation Account on such date.

     "Allocation Percentage" shall mean, on any date of determination, the
      ---------------------
percentage equivalent of a fraction:

          (a) the numerator of which shall be the Collateral Amount, determined:

               (i) for Finance Charge Collections and Principal Collections during the Revolving Period and the Controlled Accumulation Period and for Default Amounts at any time, at the end of the last day of the prior Monthly Period (or, in the case of the monthly Period in which the Closing Date occurs, on the Closing Date);

               (ii) for Finance Charge Collections and Principal Collections during the Rapid Amortization Period and Principal Collections during the Controlled Accumulation Period, on the last day of the Revolving Period, provided, however, (A) that during the Controlled Accumulation Period, the Allocation Percentage for Principal Collections may be reset by and at the option of the Servicer (and any such reset Allocation Percentage will apply in any Rapid Amortization Period following the Controlled Accumulation Period) for each Monthly Period to use a numerator which shall not be greater than the numerator described above and shall not be less than the greater of (x)the Collateral Amount, determined as of the close of business on the last day of the preceding Monthly Period (y) a numerator that results in an Allocation Percentage that when multiplied by the amount of Principal Collections for the preceding Monthly Period will equal 110% of the Controlled Accumulation Amount for the Monthly Period to which such allocation fraction will be applicable, and (B) if Series 2000-A is paired with a Paired Series and a Rapid Amortization Period commences for such Paired Series, the Seller may, by written notice to the Trustee, the Servicer and the Rating Agency, designate a different numerator for such fraction; and

          (b) denominator of which shall be the greater of (x) the Aggregate Principal Balance at the end of Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Allocation Percentages or Allocation Percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series on such date of determination.

     "Available Finance Charge Collections" means, for any Monthly Period, an
      ------------------------------------
amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2000-A for such Monthly Period, plus (c) Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date and (d) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Available Finance Charge Collections pursuant to subsection 4.10(d).
                                                 ------------------

     "Available Principal Collections" means, for any Monthly Period, an amount
      -------------------------------
equal to the sum of (a) the Investor Principal Collections for such Monthly Period minus (b) the amount of Reallocated Principal Collections with respect to such

Monthly Period which pursuant to Section 4.6 are required to be applied on the
                                 -----------
related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series in Group One (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2000-A pursuant to the Agreement for application as Shared Principal Collections), plus
(d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.4(a)(v) and (vi) for the related Distribution Date.
            ---------------------     ----

     "Available Reserve Account Amount" means, for any Distribution Date, the
      --------------------------------
lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to any
            ------------------
deposit made or to be made pursuant to subsection 4.4(a)(vii) to the Reserve
                                                  -----------
Account on such date) and (b) the Required Reserve Account Amount.

     "Available Spread Account Amount" means, for any Distribution Date, an
      -------------------------------
amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings, unless and until the occurrence of an Event of Default with respect to Series 2000-A and acceleration of the maturity of the Series 2000-A Notes pursuant to Section 5.3 of the Indenture) on such date
                                -----------
(before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount for such Distribution Date.

     "Base Rate" means, for any Monthly Period, the annualized percentage
      ---------
equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Note Principal Balance as of the first day of such Monthly Period.

     "Class A Additional Interest" is defined in subsection 4.2(a).
      ---------------------------                -----------------

     "Class A Interest Shortfall" is defined in subsection 4.2(a).
      --------------------------                -----------------

     "Class A Monthly Interest" is defined in subsection 4.2(a).
      ------------------------                -----------------

     "Class A Note Initial Principal Balance" means $___________.
      --------------------------------------

     "Class A Note Interest Rate" means a per annum rate of ____% [in excess of
      --------------------------
LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

     "Class A Note Principal Balance" means, on any date of determination, an
      ------------------------------
amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

     "Class A Noteholder" means the Person in whose name a Class A Note is
      ------------------
registered in the Note Register.

     "Class A Notes" means any one of the Notes executed by the Issuer and
      -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.
        -----------

     "Class A Required Amount" means, for any Distribution Date, an amount equal
      -----------------------
to the excess of the amount described in subsection 4.4(a)(i) over the Available
                                         --------------------
Finance Charge Collections applied to pay such amount pursuant to subsection
                                                                  ----------
4.4(a).
------

     "Class B Additional Interest" is defined in subsection 4.2(b).
      ---------------------------                -----------------

     "Class B Interest Shortfall" is defined in subsection 4.2(b).
      --------------------------                -----------------

     "Class B Monthly Interest" is defined in subsection 4.2(b).
      ------------------------                -----------------

     "Class B Note Initial Principal Balance" means $___________.
      --------------------------------------

     "Class B Note Interest Rate" means a per annum rate of ____% [in excess of
      --------------------------
LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

     "Class B Note Principal Balance" means, on any date of determination, an
      ------------------------------
amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

     "Class B Noteholder" means the Person in whose name a Class B Note is
      ------------------
registered in the Note Register.

     "Class B Notes" means any one of the Notes executed by the Issuer and
      -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.
        -----------

     "Class B Required Amount" means, for any Distribution Date, an amount equal
      -----------------------
to the excess of the amount described in subsection 4.4(a)(ii) over the
                                         ---------------------
Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
-----------------

     "Class C Additional Interest" is defined in subsection 4.2(c).
      ---------------------------                -----------------

     "Class C Interest Shortfall" is defined in subsection 4.2(c).
      --------------------------                -----------------

     "Class C Monthly Interest" is defined in subsection 4.2(c).
      ------------------------                -----------------

     "Class C Note Initial Principal Balance" means $___________.
      --------------------------------------

     "Class C Note Interest Rate" means a per annum rate of ____% [in excess of
      --------------------------
LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

     "Class C Note Principal Balance" means, on any date of determination, an
      ------------------------------
amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

     "Class C Noteholder" means the Person in whose name a Class C Note is
      ------------------
registered in the Note Register.

     "Class C Notes" means any one of the Notes executed by the Issuer and
      -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.
        -----------

     "Class C Required Amount" means, for any Distribution Date, an amount equal
      -----------------------
to the excess of the amount described in subsection 4.4(a)(iv) over the
                                         ---------------------
Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
-----------------

     "Closing Date" means [_____ __], 2000.
      ------------

     "Collateral Amount" means, as of any date of determination, an amount equal
      -----------------
to the Initial Collateral Amount plus the cumulative amount of any increases to the Collateral Amount made pursuant to Section 4.14 on or prior to such date of
                                       ------------
determination minus the amount of principal previously paid to the Series 2000-A Noteholders, minus the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vi) prior to such date.
                         ---------------------

     "Controlled Accumulation Amount" means, for any Distribution Date with
      ------------------------------
respect to the Controlled Accumulation Period, $[___________]; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.4(e), the Controlled Accumulation Amount for
                   -----------------
each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the Initial Collateral Amount and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

     "Controlled Accumulation Period" means, unless a Pay Out Event shall have
      ------------------------------
occurred prior thereto, the period commencing at the close of business on [_____ __, 20__] or such later date as is determined in accordance with subsection
                                                                 ----------
4.4(e), and ending on the first to occur of (a) the commencement of the Rapid
------
Amortization Period, (b) the payment in full of the Note Principal Balance and
(c) the Series 2000-A Final Maturity Date.

     "Controlled Deposit Amount" means, for any Distribution Date with respect
      -------------------------
to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any existing Accumulation Shortfall.

     "Covered Amount" means an amount, determined as of each Distribution Date
      --------------
for any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account up to the Class A Note Principal Balance as of the Record Date preceding such Distribution Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period, times
(iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Distribution Date up to the Class B Note Principal Balance as of the Record Date preceding such Distribution Date, plus (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Note Principal Balance and the Class B Note Principal Balance as of the Record Date preceding such Distribution Date.

     "Distribution Date" means [_____ __], 2000 and the 15/th/ day of each
      -----------------
calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

     "Excess Collateral Amount" means, at any time, the excess (if any) of the
      ------------------------
Collateral Amount over the Note Principal Balance.

     "Excess Spread Percentage" means, for any Monthly Period, the amount, if
      ------------------------
any, by which the Portfolio Yield exceeds the Base Rate.

     "Expected Class A Principal Payment Date" means the [____ 20__]
      ---------------------------------------
Distribution Date.

     "Expected Class B Principal Payment Date" means the [____ 20__]
      ---------------------------------------
Distribution Date.

     "Expected Class C Principal Payment Date" means the [____ 20__]
      ---------------------------------------
Distribution Date.

     "Finance Charge Shortfall" is defined in Section 4.7.
      ------------------------                -----------

     "Group One" means Series 2000-A and each other Series hereafter specified
      ---------
in the related Indenture Supplement to be included in Group One.

     "Initial Collateral Amount" means $[_________], which equals the initial
      -------------------------
principal amount of the Series 2000-A Notes plus the Initial Excess Collateral Amount.

     "Initial Excess Collateral Amount" means $___________.
      --------------------------------

     "Interest Period" means, for any Distribution Date, the period from and
      ---------------
including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date.

     "Investment Earnings" means, for any Distribution Date, all interest and
      -------------------
earnings on Eligible Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

     "Investor Charge-Offs" is defined in Section 4.5.
      --------------------                -----------

     "Investor Default Amount" means, for any Distribution Date, an amount equal
      -----------------------
to the product of (a) the Defaulted Amount for the related Monthly Period and
(b) the Floating Allocation Percentage for such Monthly Period.

     ["Investor Finance Charge Collections" means, for any Monthly Period, an
       -----------------------------------
amount equal to the aggregate amount retained in the Collection Account for Series 2000-A pursuant to subsection 4.1(b)(i) for such Monthly Period of
                          --------------------
Finance Charge Collections (including Net Recoveries treated as Finance Charge Collections) deposited in the Collection Account for such Monthly Period.]

     "Investor Percentage" means, for any Monthly Period, the Allocation
      -------------------
Percentage.

     "Investor Principal Collections" means, for any Monthly Period, the
      ------------------------------
aggregate amount retained in the Collection Account for Series 2000-A pursuant to subsection 4.1(b)(ii) for such Monthly Period.
   ---------------------

     ["LIBOR" means, for any Interest Period, the London interbank offered rate
       -----
for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.12.]
                                                              ------------

     ["LIBOR Determination Date" means (i) _____ __, 2000 for the period from
       ------------------------
and including the Closing Date through and including _____ __, 2000 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.]

     "London Business Day" means any Business Day on which dealings in deposits
      -------------------
in United States dollars are transacted in the London interbank market.

     "Minimum Seller Percentage" means zero, for Series 2000-A.
      -------------------------

     "Modified Excess Spread Percentage" means, with respect to the first
      ---------------------------------
Monthly Period an amount equal to the percentage equivalent of a fraction, the numerator of which is (y) the product of (a) an amount equal to the excess, if any, of (i) (A) the amount of Finance Charge Collections deposited in the Collection Account and allocable to the Series 2000-A Noteholders for such first Monthly Period over (ii) the sum of (A) the product of (I) the Class A Monthly Interest for the related Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and (b) the denominator of which is the actual number of days in the related Interest Period plus (B) the product of (I) the Class B Monthly Interest for such Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and (b) the denominator of which is the actual number of days in such Interest Period plus (C) the product of (I) the Class C Monthly Interest for such Interest Period times (II) a fraction (a) the numerator of which is the actual number of days in such first Monthly Period and
(b) the denominator of which is the actual number of days in such Interest Period plus (D) the Noteholder Servicing Fee with respect to the Distribution Date relating to such first Monthly Period, times (b) a fraction, the numerator of which is 360 and the denominator of which is [__]; and the denominator of which is (z) the Initial Collateral Amount.

     "Monthly Interest" means, for any Distribution Date, the sum of the Class A
      ----------------
Monthly Interest, the Class B Monthly Interest, and the Class C Monthly Interest for such Distribution Date.

     "Monthly Principal" means the monthly principal distributable in respect of
      -----------------
the Notes as calculated in accordance with Section 4.3.
                                           -----------

     "Monthly Principal Reallocation Amount" means, for any Monthly Period, an
      -------------------------------------
amount equal to the sum of:

          (a) the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) [__]% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero;

          (b) the lower of (i) the sum of the Class B Required Amount and the Servicing Fee Required Amount and (ii) the greater of (A)(x) the product of
     (I) [__]% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause
                                                                          ------
     (a) above) and (B) zero; and
     ---

          (c) the lower of (i) the sum of the Class C Required Amount and the Servicing Fee Required Amount and (ii) the greater of (A)(x) the product of
     (I) [__]% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a) and (b) above) and (B) zero.
     -----------     ---

     "Monthly Servicing Fee" is defined in subsection 3.1(a).
      ---------------------                -----------------

     "Note Principal Balance" means, on any date of determination, an amount
      ----------------------
equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

     "Percentage Allocation" shall have the meaning set forth in subsection
      ---------------------                                      ----------
4.1(c)(ii)(y).
-------------

     "Portfolio Adjusted Yield" means, for any Distribution Date, the average of
      ------------------------
the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for each such Monthly Period from the Portfolio Yield for each such Monthly Period.

     "Portfolio Yield" means, for any Monthly Period, the annualized percentage
      ---------------
equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) Investor Finance Charge Collections with respect to such Monthly Period, plus
(ii) the Principal Funding Investment Proceeds deposited into the Collection Account on the Distribution Date related to such Monthly Period, plus (iii) the amount of the

Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.10, each deposited into
                                              ------------
the Collection Account on the Distribution Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and (b) the denominator of which is the Note Principal Balance as of the first day of such Monthly Period; provided, however, that Excess Finance Charge Collections that are allocated to Series 2000-A with respect to such Monthly Period may be added to the numerator if the Transferor shall have provided ten (10) Business Days prior written notice of such action to each Rating Agency and the Transferor, the Servicer and the Indenture Trustee shall have received notification in writing that such action will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Notes or any outstanding Series or Class with respect to which it is a Rating Agency.

     "Principal Accumulation Account" shall have the meaning set forth in
      ------------------------------
subsection 4.9(a).
-----------------

     "Principal Accumulation Account Balance" means, for any date of
      --------------------------------------
determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

     "Principal Funding Investment Proceeds" means, with respect to each
      -------------------------------------
Distribution Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

     "Principal Shortfall" is defined in subsection 4.8(a).
      -------------------                -----------------

     "Qualified Maturity Agreement" means an agreement in which a Qualified
      ----------------------------
Institution agrees to make a deposit into the Principal Accumulation Account on the [Expected Final Payment Date] in an amount equal to the Note Principal Balance on such date.

     "Quarterly Excess Spread Percentage" means (a) with respect to the [Month
      ----------------------------------
1] 2000 Distribution Date, the Modified Excess Spread Percentage, (b) with respect to the [Month 2] 2000 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage for the first Monthly Period and (ii) the Excess Spread Percentage with respect to the [Month 1] 2000 Monthly Period and the denominator of which is two, (c) with respect to the [Month 3] 2000 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage for the first Monthly Period, (ii) the Excess Spread Percentage with respect to the [Month 1] 2000 Monthly Period and (iii) the Excess Spread Percentage with respect to the [Month 2] 2000 Monthly Period and the denominator of which is three and (d) with respect to the [Month 4] 2000 Distribution Date and each

Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.

     "Rapid Amortization Period" means the period commencing on the Business Day
      -------------------------
immediately preceding the day on which a Pay Out Event with respect to Series 2000-A is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Collateral Amount and (ii) the Series 2000-A Final Maturity Date.

     "Rating Agency" means each of Moody's and Standard & Poor's.
      -------------

     "Reallocated Principal Collections" means, for any Distribution Date,
      ---------------------------------
Investor Principal Collections applied in accordance with Section 4.6 in an
                                                          ------------
amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

     "Reassignment Amount" means, for any Distribution Date, after giving effect
      -------------------
to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the outstanding principal balance of the Series 2000-A Notes on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2000-A Noteholders, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2000-A Noteholders on a prior Distribution Date.

     "Reference Banks" means four major banks in the London interbank market
      ---------------
selected by the Servicer.

     "Required Accumulation Factor Number" shall be equal to a fraction, rounded
      -----------------------------------
upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

     "Required Excess Collateral Amount" means, at any time, the product of the
      ---------------------------------
Required Excess Collateral Percentage and the Note Principal Balance; provided
                                                                      --------
that:

          (a) except as provided in clause (c), the Required Excess Collateral
                                    ----------
     Amount will never be less than 3% of the Initial Collateral Amount;

          (b) except as provided in clause (c), the Required Excess Collateral
                                    ----------
     Amount will not decrease during a Rapid Amortization Period; and

          (c) the Required Excess Collateral Amount will never be greater than the Note Principal Balance minus the balance on deposit in the Spread Account.

     "Required Reserve Account Amount" means, for any Distribution Date on or
      -------------------------------
after the Reserve Account Funding Date, an amount equal to (a) [0.5]% of the Class A Note Principal Balance or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2000-A.

     "Required Spread Account Amount" means, (a) prior to the occurrence of an
      ------------------------------
Event of Default with respect to Series 2000-A and acceleration of the maturity of the Series 2000-A Notes pursuant to Section 5.3 of the Indenture, for any
                                       -----------
date of determination, the product of (i) the Spread Account Percentage in effect on such date and (ii) the Initial Collateral Amount; provided that the Required Spread Account Amount shall not exceed the Class C Note Principal Balance minus the excess, if any, of the Principal Accumulation Account Balance over the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on such date of determination and (b) after the occurrence of an Event of Default with respect to Series 2000-A and acceleration of the maturity of the Series 2000-A Notes pursuant to Section 5.3 of the Indenture,
                                                -----------
for any Distribution Date, the sum of (i) the amount on deposit in the Spread Account on such Distribution Date, plus (ii) Available Finance Charge Collections for such Distribution Date remaining after application of such amounts pursuant to subsection 4.4(a)(vii), plus (iii) amounts on deposit in the
                    ----------------------
Reserve Account in excess of the Required Reserve Account Amount; provided, however, that the Required Spread Account Amount shall not exceed Note Principal Balance.

     "Reserve Account" is defined in subsection 4.10(a).
      ---------------                ------------------

     "Reserve Account Funding Date" means the Distribution Date designated by
      ----------------------------
the Servicer which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Distribution Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first

Distribution Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Distribution Date for which the Portfolio Adjusted Yield is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period.

     "Reserve Account Surplus" means, as of any Distribution Date following the
      -----------------------
Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

     "Reserve Draw Amount" means, with respect to each Distribution Date
      -------------------
relating to the Controlled Accumulation Period or the first Distribution Date relating to the Rapid Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

     "Revolving Period" means the period beginning on the Closing Date and
      ----------------
ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period commences or the Rapid Amortization Period commences.

     "Series 2000-A" means the Series of Notes the terms of which are specified
      -------------
in this Indenture Supplement.

     "Series 2000-A Final Maturity Date" means the earlier to occur of (a) the
      ---------------------------------
Distribution Date on which the Collateral Amount is paid in full and (b) the [________ ____] Distribution Date.

     "Series 2000-A Note" means a Class A Note, a Class B Note or a Class C
      ------------------
Note.

     "Series 2000-A Noteholder" means a Class A Noteholder, a Class B Noteholder
      ------------------------
or a Class C Noteholder.

     "Series 2000-A Pay Out Event" is defined in Section 6.1.
      ---------------------------                -----------

     "Series Servicing Fee Percentage" means 2% per annum.
      -------------------------------

     "Servicing Fee Required Amount" means, for any Distribution Date, an amount
      -----------------------------
equal to the excess of the amount described in subsection 4.4(a)(iii) over the
                                               ----------------------
Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
-----------------

     "Spread Account" is defined in subsection 4.11(a).
      --------------                ------------------

     "Spread Account Deficiency" means the excess, if any, of the Required
      -------------------------
Spread Account Amount over the Available Spread Account Amount.

     "Spread Account Percentage" means, (i) zero, if the Quarterly Excess Spread
      -------------------------
Percentage on such Distribution Date is greater than or equal to [___]%, (ii) [___]%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than [____]% and greater than or equal to [____]%, (iii) [____]%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than [____]% and greater than or equal to [____]%, (iv) [____]%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than [____]% and greater than or equal to [____]%, and (v) [____]%, if the Quarterly Excess Spread Percentage on such Distribution Date is less than [____]%, provided, that if a Pay Out Event with respect to Series 2000-A has occurred, the Spread Account Percentage shall be [____]%.

     "Surplus Collateral Amount" means, at any time, the excess, if any, of the
      -------------------------
Excess Collateral Amount over the Required Excess Collateral Amount.

     ["Telerate Page 3750" means the display page currently so designated on the
       ------------------
Bridge Telerate Capital Markets Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).]

     (b) Each capitalized term defined herein shall relate to the Series 2000-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

     (c)  The interpretive rules specified in Section 1.2 of the Master
                                              -----------
Indenture also apply to this Indenture Supplement.



                                  ARTICLE III

                                 Servicing Fee
                                 -------------

     Section 3.1    Servicing Compensation. The share of the Servicing Fee
                    ----------------------
allocable to Series 2000-A for any Distribution Date (the "Monthly Servicing
                                                           -----------------
Fee") shall be equal to one-twelfth of the product of (a) the Series Servicing
---
Fee Percentage and (b) (i) the Adjusted Collateral Amount as of the last day of the

Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Floating Allocation Percentage with respect to such Monthly Period; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $[________]. The remainder of the Servicing Fee shall be paid by the Holders of the Seller Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2000-A Noteholders be liable for the share of the Servicing Fee to be paid by the Holders of the Seller Interest or the noteholders of any other Series. To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section 3.1,
                                                                 -----------
and Section 4.4, it shall be paid by the Holders of the Seller Interest.
    -----------

                                  ARTICLE IV

                      Rights of Series 2000-A Noteholders
                 and Allocation and Application of Collections
                 ---------------------------------------------

     Section 4.1    Collections and Allocations.
                    ---------------------------

     (a)  Allocations.  Finance Charge Collections, Principal Collections and
          -----------
Defaulted Receivables allocated to Series 2000-A pursuant to Article VIII of the
                                                             ------------
Indenture shall be allocated and distributed as set forth in this Article.

     (b)  Allocations to the Series 2000-A Noteholders.  The Servicer shall,
          --------------------------------------------
prior to the close of business on any Deposit Date, allocate to the Series 2000-A Noteholders the following amounts as set forth below:

          (i)  Allocations of Finance Charge Collections. The Servicer shall
               -----------------------------------------
     allocate to the Series 2000-A Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections deposited in the Collection Account on such Deposit Date; provided, however, that with respect to the portion of each calendar month
     --------  -------
     falling [after the LIBOR Determination Date and] in the Revolving Period or the Controlled Accumulation Period, such amount shall be retained in the Collection Account only until such time as the amount retained in the Collection Account pursuant to this subsection equals the sum of (1) the aggregate amount of Monthly Interest with respect to the Distribution Date in the immediately succeeding calendar month and (2) at any time that FCNB is not the Servicer, the Monthly Servicing Fee payable on the Distribution Date in the immediately succeeding calendar month and all accrued and unpaid Investor Monthly Servicing Fees with respect to prior calendar months; provided further, however, that notwithstanding the foregoing
             -------- -------  -------
     proviso, the entire Allocation Percentage of Finance Charge Collections
     -------
     shall be retained in the Collection Account on a daily basis if the [Excess Spread Percentage] for the preceding Calendar month is less than 3.00%.

          (ii) Allocations of Principal Collections.  The Servicer shall
               ------------------------------------
     allocate to the Series 2000-A Noteholders the following amounts as set forth below:

               (x)  Allocations During the Revolving Period. During the
                    ---------------------------------------
          Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2000-A Noteholders and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the Holders of the Seller Interest.

               (y)  Allocations During the Controlled Accumulation Period.
                    -----------------------------------------------------
          During the Controlled Accumulation Period an amount equal to the product of (I) the Allocation Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "Percentage Allocation") shall be
                                        ---------------------
          allocated to the Series 2000-A Noteholders and deposited in the Principal Accumulation Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the Holders of the Seller Interest.

               (z)  Allocations During the Rapid Amortization Period. During the
                    ------------------------------------------------
          Rapid Amortization Period, an amount equal to the product of (I) the Allocation Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2000-A Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Collateral Amount has been deposited into the Collection Account and allocated to the Series 2000-A Noteholders, such amount shall be first, if any other Principal Sharing Series in Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Group One on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the Holders of the Seller Interest.

     Section 4.2    Determination of Monthly Interest.
                    ---------------------------------

     (a)  The amount of monthly interest ("Class A Monthly Interest")
                                           ------------------------
distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) [one-twelfth] [a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class A Note Interest Rate [in effect with respect to the related Interest Period] and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period [(or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance)][; provided, that for the initial Distribution Date, Class A Monthly Interest shall
--------
equal $__________].

     On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x)
                                         --------------------------
the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional
                                                           ------------------
Interest") equal to the product of (i) (A) [one-twelfth] [a fraction, the
--------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class A Note Interest Rate [in effect with respect to the related Interest Period] and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

     (b)  The amount of monthly interest ("Class B Monthly Interest")
                                           ------------------------
distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) [one-twelfth] [a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class B Note Interest Rate [in effect with respect to the related Interest Period] and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period [(or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance)] [; provided, that for the initial Distribution Date, Class B Monthly Interest shall
--------
equal $__________].

     On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x)
                                         --------------------------
the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional
                                                           ------------------
Interest") equal to the product of (i) (A) [one-twelfth] [a fraction, the
--------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class B Note Interest Rate [in effect with respect to the related Interest Period] and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

     (c)  The amount of monthly interest ("Class C Monthly Interest")
                                           ------------------------
distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) [one-twelfth] [a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class C Note Interest Rate [in effect with respect to the related Interest Period] and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance)][; provided, that
                                                                  --------
for the initial Distribution Date, Class C Monthly Interest shall equal $__________].

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to (x) the
                                --------------------------
aggregate Class

C Monthly Interest for such Distribution Date minus (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Additional
                                                         ------------------
Interest") shall be payable as provided herein with respect to the Class C Notes
--------
equal to the product of (i) (A) [one-twelfth] [a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class C Note Interest Rate [in effect with respect to the related Interest Period] and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders (after giving effect to the application of the proceeds of any draw made on the Spread Account as provided in subsections 4.4(a)(iv) and
                                               ----------------------
4.11(c) for the purpose of paying such amount with respect to such Distribution
-------
Date)). Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

     Section 4.3    Determination of Monthly Principal. The amount of monthly
                    ----------------------------------
principal distributable from the Collection Account with respect to the Notes on each Distribution Date (the "Monthly Principal"), beginning with the
                             -----------------
Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (iii) the Adjusted Collateral Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.5 and 4.6) prior to any deposit into
                              ------------     ---
the Principal Accumulation Account on such Distribution Date.

     Section 4.4    Application of Available Finance Charge Collections and
                    -------------------------------------------------------
Available Principal Collections. The Servicer shall apply, or shall cause the
-------------------------------
Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

     (a) On each Distribution Date, an amount equal to the Available Finance Charge Collections with respect to such Distribution Date will be distributed or deposited in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

          (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on such Distribution Date;

          (iii) an amount equal to the Noteholder Servicing Fee for such Distribution Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with
     Section 8.4 of the Indenture);
     -----------

          (iv) an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date; provided, however, that, in the event that the sum of Class C Monthly Interest exceeds the amount of Available Finance Charge Collections available (after giving effect to subsections 4.4(a)(i) through (iii) above) to fund such Class C Monthly
     ---------------------         -----
     Interest and Class C Additional Interest, a draw will be made from amounts available for distribution in the Spread Account (at the times and in the amounts specified in Section 4.11) and shall be distributed to the Paying
                          ------------
     Agent for payment to the Class C Noteholders on such Distribution Date in accordance with this subsection 4.4(a)(iv);
                          ---------------------

          (v) an amount equal to the Investor Default Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (vi) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subparagraph (vi) shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (vii) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to the excess, if any, of
                     ------------------
     the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

          (viii) an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.11 shall be deposited into the Spread
                                ------------
     Account as provided in Section 4.11; and
                            ------------

          (ix) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One or to the Holders of the Seller Interest as described in Section 8.8 of the Indenture and Section 4.1.
                              -----------                      -----------

     (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.
                                           -----------

     (c) On each Distribution Date with respect to the Controlled Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

          (i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Distribution Date shall be deposited into the Principal Accumulation Account;

          (ii) during the Rapid Amortization Period, an amount equal to the Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been paid in full;

          (iii)  after giving effect to the distribution referred to in clause
                                                                        ------
     (ii) above, during the Rapid Amortization Period, an amount equal to the
     ----
     Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been paid in full;

          (iv)   after giving effect to the distributions referred to in clauses
                                                                         -------
     (ii) and (iii) above, during the Rapid Amortization Period, an amount equal
     ----
     to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class C Note Principal Balance has been paid in full; and

          (v) in the case of each of the Controlled Accumulation Period and the Rapid Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clause (i) or
                                                                ----------
     (iv) above shall be treated as Shared Principal Collections and applied in
     ----
     accordance with Section 8.5 of the Indenture.  As of any Distribution Date
                     -----------
     on which any Available Principal Collections are treated as Shared Principal Collections as provided above, the Collateral Amount shall be reduced by an amount equal to the lesser of (x) the amount of Available Principal Collections applied as Shared Principal Collections and (y) the Surplus Collateral Amount.

     (d) On the earlier to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Expected Class A Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and distribute to the Paying Agent for payment to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, the amounts deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i).
                                           --------------------

     (e) The Controlled Accumulation Period is scheduled to commence at the close of business on [_____ __, 20__]. However, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Class A Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the [_____ ____] Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will
                                         --------------------------
equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied. The Controlled Accumulation Period shall also be postponed if the Servicer obtains and provides to the Indenture Trustee a Qualified Maturity Agreement and an Opinion of Counsel to the effect that the Qualified Maturity Agreement is enforceable against the provider of that agreement.

     Section 4.5    Investor Charge-Offs. On each Determination Date, the
                    --------------------
Servicer shall calculate the Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Investor Default Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.4(a)(v) with
                                                       --------------------
respect to such Distribution Date, the

Collateral Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of the Investor Default Amount and the Collateral Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Distribution Date) for such Distribution Date (such reduction, an "Investor Charge-Off").
                                       -------------------

     Section 4.6    Reallocated Principal Collections. On each Distribution
                    ---------------------------------
Date, the Servicer shall apply, or shall cause the Indenture Trustee to apply, Reallocated Principal Collections with respect to such Distribution Date, to fund any deficiency pursuant to and in the priority set forth in subsections
                                                                 -----------
4.4(a)(i), (ii) and (iii). On each Distribution Date, the Collateral Amount
---------  ----     -----
shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.

     Section 4.7    Excess Finance Charge Collections. Series 2000-A shall be an
                    ---------------------------------
Excess Allocation Series with respect to Group One only. Subject to Section 8.8
                                                                    -----------
of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Distribution Date will be allocated to Series 2000-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2000-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2000-A for any
                        ------------------------
Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.4(a)(i)
                                                      ---------------------
through (viii) on such Distribution Date over (b) the Investor Finance Charge Collections with respect to such Distribution Date.

     Section 4.8    Shared Principal Collections.  Subject to Section 8.5 of the
                    ----------------------------              -----------
Indenture, Shared Principal Collections for any Distribution Date will be allocated to Series 2000-A in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2000-A for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Principal Shortfall" for Series 2000-A will be equal to (a) for any
     -------------------
Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Rapid Amortization Period, the excess, if any, of the Adjusted Collateral Amount over the amount of Available Principal Collections for such

Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     Section 4.9    Principal Accumulation Account.
                    ------------------------------

     (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2000-A Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Accumulation Account"), bearing a designation
                  ------------------------------
clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Accumulation Account and in all proceeds thereof. The Principal Accumulation Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2000-A Noteholders. If at any time the institution holding the Principal Accumulation Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten
(10) Business Days, establish a new Principal Accumulation Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Accumulation Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Accumulation Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Accumulation Account, make deposits into the Principal Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection 4.4(c)(i).
                                                --------------------

     (b) Funds on deposit in the Principal Accumulation Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments; provided, however, that, for purposes of the investment of funds on deposit in the Principal Accumulation Account, references in the definition of "Eligible Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch) F2 by Fitch. Funds on deposit in the Principal Accumulation Account on any Distribution Date, after giving effect to any withdrawals from the Principal Accumulation Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

     The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

     On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Rapid Amortization Period, the Indenture Trustee, acting at the Servicer's direction given on or before such Distribution Date, shall transfer from the Principal Accumulation Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section 4.4.
                                              -----------

     Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

     Section 4.10   Reserve Account.
                    ---------------

     (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2000-A Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a designation clearly indicating
                  ---------------
that the funds deposited therein are held for the benefit of the Series 2000-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2000-A Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account.

The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.4(a)(vii).
                              ----------------------

     (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments; provided, however, that, for purposes of the investment of funds on deposit in the Reserve Account, references in the definition of "Eligible Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch) F2 by Fitch. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

     The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

     On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Rapid Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under
Section 4.4(a)(vii) with respect to such Distribution Date.
-------------------

     (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application as Available Finance Charge Collections for such Distribution Date.

     (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the holders of the Seller Interest.
            ---------------------

     (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Distribution Date
   ------------
relating to the Rapid Amortization Period and (iii) the Expected Class A Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-A Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(i) to the holders of
                                        ---------------------
the Seller Interest. The Reserve Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement.

     Section 4.11  Spread Account.
                   --------------

     (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and the Transferor, a segregated account with the corporate trust department of such Eligible Institution (the "Spread Account"), bearing a
                                              --------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Transferor. Except as otherwise provided in this Section 4.11, the Indenture Trustee shall possess all right,
                 ------------
title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders and the Servicer. If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.11(e).
                                      ------------------

     (b) Funds on deposit in the Spread Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments; provided, however, that, for purposes of the investment of funds on deposit in the Spread Account, references in the definition of "Eligible Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch) F2 by Fitch. Funds on deposit in the Spread Account on any Distribution Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

     The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 4.11(b), the Indenture Trustee shall
                                 ------------------
not hold Eligible Investments through an agent or a nominee.

     On each Distribution Date (but subject to subsections 4.11(c) and 4.11(d)),
                                               -------------------     -------
the Investment Earnings, if any, accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be paid to the Transferor by the Indenture Trustee. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsections 4.11(c) and 4.11(d)), all Investment Earnings shall be
            -------------------     -------
deemed not to be available or on deposit.

     (c) If, on any Distribution Date, the aggregate amount available for distribution pursuant to subsection 4.4(a)(iv) is less than the aggregate amount
                         ---------------------
required to be distributed pursuant to subsection 4.4(a)(iv) (without giving
                                       ---------------------
effect to any limitation based on Available Finance Charge Collections), the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Collection Account for payment to the Class C Noteholders in respect of interest on the Class C Notes.

     (d)  On the Series 2000-A Final Maturity Date, the Indenture Trustee at
the direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Note Principal Balance (after any payments to be made pursuant to subsection 4.4(c) on such date) and (ii) the
                                -----------------
Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with subsection 5.2(e).
                                              -----------------

     (e) On any day following the occurrence of an Event of Default with respect to Series 2000-A and acceleration of the maturity of the Series 2000-A Notes pursuant to Section 5.3 of the Indenture, the Servicer shall withdraw from the
            -----------
Spread Account an amount equal to the Available Spread Account Amount and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders, the Class A Noteholders and the Class B Noteholders, in that order of priority, in accordance with Section
                                                                       -------
5.2, to fund any shortfalls in amounts owed to such Noteholders.
---

     (f) If on any Distribution Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account under the circumstances set forth in subsection 4.4(a)(viii) up to the amount of the Spread Account
             -----------------------
Deficiency.

     (g) After the Spread Account Percentage has been increased above zero pursuant to any of clauses (ii) through (v) of the definition thereof, the
                   ------------         ---
Spread Account Percentage shall remain at that percentage until (a) further increased to a higher required percentage specified in clauses (ii) through (v)
                                                       ------------         ---
of the definition thereof or (b) the Distribution Date on which the Quarterly Excess Spread Percentage has increased to a level above that for the then current Spread Account Percentage, in which case the Spread Account Percentage shall be decreased to the appropriate percentage in clauses (ii) through (iv) of
                                                    ------------         ----
the definition thereof (or, if the Excess Spread Percentage is greater than or equal to [___]%, the Spread Account Percentage shall be zero and the Required Spread Account Amount shall be $0). Notwithstanding the foregoing, if a Pay Out Event with respect to Series 2000-A has occurred, the Spread Account Percentage shall equal [___]% (as provided in the definition of Spread Account Percentage) and shall no longer be subject to reduction.

     (h) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Spread Account, the amount on deposit in the Spread Account would exceed the Required Spread Account Amount then in effect, the Indenture Trustee shall, at the written direction of the Servicer, release such excess to the Transferor. On the date on which the Class C Note Principal Balance has been paid in full (including amounts to be paid to the Class C Noteholders pursuant to subsection 4.11(d) above), the Indenture Trustee, at the
                        ------------------
direction of the Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the Transferor.

     Section 4.12  Determination of LIBOR.
                   ----------------------

     (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR

Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

     (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C
Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (212) 815-5738 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2000-A Noteholder from time to time.

     (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Transferor by facsimile transmission, notification of LIBOR for the following Interest Period.

     Section 4.13  Investment Instructions.  Any investment instructions
                   -----------------------
required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 10:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 10:00 a.m., New York City time, on the day such investment is requested to be made.

     Section 4.14  Increase of Excess Collateral Amount. If the Issuer wishes to
                   ------------------------------------
[either (x)] purchase Receivables arising in Additional Accounts in excess of the amount of Additional Accounts permitted by subsection 2.[6](f)(ii) of the
                                               -----------------------
Transfer and Servicing Agreement, and the Rating Agency Condition has not been satisfied [or (y) permit a change in the minimum payment under the Accounts that
would otherwise be prohibited by Section     of _________], the Issuer shall be
                                 -----------
permitted to do so if, on or prior to the Issuer taking such action, the Issuer exercises its option under this Section to increase the Collateral Amount by increasing the Excess Collateral Amount, and after giving effect to that increase the Seller Amount is not less than the Minimum Seller Amount. The amount of the increase in the Collateral Amount (and the Excess Collateral Amount) required in order for the Issuer to take [either] such action shall equal:

          [(a)  in the case of clause (x) above:] (i)  if the Annual Quotient
                               ----------
     exceeds 1.20 but is less than or equal to 1.25, an amount equal to W, where W equals [2]% of the sum of the Collateral Amount (before giving effect to the increase) plus W; and (ii) if the Annual Quotient is greater than 1.25, an amount equal to X, where X equals [4]% of the sum of the Collateral Amount (before giving effect to the increase) plus X; [and

          (b) in the case of clause (y) above: (i) if the resulting minimum
                             ----------
     payment is less than $15 but greater than or equal to $12.50, an amount equal to Y, where Y equals [1.5]% of the sum of the Collateral Amount (before giving effect to the increase) plus Y; and (ii) if the resulting minimum payment is less than $12.50, an amount equal to Z, where Z equals [3]% of the sum of the Collateral Amount (before giving effect to the increase) plus Z.]

To exercise its option under this Section, the Issuer shall notify the Indenture Trustee and the Servicer of such exercise, and upon such notice, the [Net Receivables Amount], if greater than zero, shall be reduced by the lesser of the required increase in the Collateral Amount and the [Net Receivables Amount], and the Issuer shall make a deposit in the Excess Funding Account in immediately available funds in an amount equal to the excess of the required increase in the Collateral Amount and such decrease in the Net Receivables Amount. Concurrently with the decrease in the [Net Receivables Amount] and any required deposit to the Excess Funding Account, the Collateral Amount and the Excess Collateral Amount shall be increased by the aggregate amount of such decrease and of such deposit.

                                   ARTICLE V

                       Delivery of Series 2000-A Notes;
              Distributions; Reports to Series 2000-A Noteholders
              ---------------------------------------------------

     Section 5.1  Delivery and Payment for the Series 2000-A Notes.
                  ------------------------------------------------

     The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2000-A Notes in accordance with Section 2.3 of the
                                                         -----------
Indenture. The Indenture Trustee shall deliver the Series 2000-A Notes to or upon the order of the Trust when so authenticated.

     Section 5.2  Distributions.
                  -------------

     (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder's pro rata share of
   ------------
the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

     (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

     (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class B Noteholder's pro rata share of
   ------------
the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

     (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

     (e) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class C Noteholder's pro rata share of
   ------------
the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such
                         -------------
Distribution Date to pay interest on the Class C Notes pursuant to this Indenture Supplement.

     (f) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class C Notes pursuant to this Indenture Supplement.

     (g) The distributions to be made pursuant to this Section 5.2 are subject
                                                       -----------
to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and Servicing
                     ------------  ---     ---
Agreement, Section 11.2 of the Indenture and Section 7.1 of this Indenture
           ------------                      -----------
Supplement.

     (h) Except as provided in Section 11.2 of the Indenture with respect to a
                               ------------
final distribution, distributions to Series 2000-A Noteholders hereunder shall be made by (i) check mailed to each Series 2000-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that for any Series 2000-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-A Note or the making of any notation thereon.

     Section 5.3  Reports and Statements to Series 2000-A Noteholders.
                  ---------------------------------------------------

     (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2000-A Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer.
                             ---------

     (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of an
        ---------
Authorized Officer substantially in the form of Exhibit D; provided that the
                                                ---------
Servicer may amend the form of Exhibit C and Exhibit D, from time to time, with
                               ---------     ---------
the consent of the Indenture Trustee.

     (c) A copy of each statement or certificate provided pursuant to paragraph
(a) or (b) may be obtained by any Series 2000-A Noteholder by a request in writing to the Servicer.

     (d) On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2000-A Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2000-A Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-A Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                  ARTICLE VI
                         Series 2000-A Pay Out Events
                         ----------------------------

    Section 6.1   Series 2000-A Pay Out Events.  If any one of the following
                  ----------------------------
events shall occur with respect to the Series 2000-A Notes:

     (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2000-A Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2000-A Notes;

     (b) any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section
                                                                       -------
2.1 or subsection 2.9(h) of the Transfer and Servicing Agreement shall prove to
---    -----------------
have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2000-A Notes and as a result of which the interests of the Series 2000-A Noteholders are materially and adversely affected for such period; provided, however, that a Series 2000-A Pay Out Event pursuant to this subsection 6.1(b)
                                                             -----------------
shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

     (c) a failure by the Transferor to convey Receivables in Additional Accounts or Participation Interests to the Trust within five (5) Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to subsection 2.9(a) of the Transfer and
                                    -----------------
Servicing Agreement;

     (d) any Servicer Default shall occur;

     (e) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such period;

     (f) the Class A Note Principal Balance, the Class B Note Principal Balance or the Class C Note Principal Balance shall not be paid in full on the Expected Class A Principal Payment Date, the Expected Class B Principal Payment Date or the Expected Class C Principal Payment Date; or

     (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2000-A and acceleration of the maturity of the Series 2000-A Notes pursuant to Section 5.3 of the Indenture;
                         -----------
then, in the case of any event described in subparagraph (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2000-A Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2000-A Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2000-A Noteholders) may declare that a "Series Pay Out Event" with respect to Series 2000-A (a "Series 2000-A Pay Out Event")
                                                 ---------------------------
has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (e), (f) or (g), a Series 2000-A Pay Out Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2000-A Noteholders immediately upon the occurrence of such event.

                                  ARTICLE VII
   Redemption of Series 2000-A Notes; Final Distributions; Series Termination
   --------------------------------------------------------------------------

     Section 7.1  Optional Redemption of Series 2000-A Notes; Final
                  -------------------------------------------------
Distributions.
-------------

     (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-A Notes is reduced to 10% or less of the initial outstanding principal balance of Series 2000-A Notes, as increased by the principal amount of any notes issued, the Issuer shall have the option to redeem the Series 2000-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     (b) The Issuer shall give the Servicer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Issuer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Issuer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2000-A shall be reduced to zero and the Series 2000-A Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.1(d).
-----------------

     (c) (i) The amount to be paid by the Transferor with respect to Series 2000-A in connection with a reassignment of Receivables to the Transferor pursuant to

Section 2.6 of the Transfer and Servicing Agreement shall equal the Reassignment
-----------
Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

         (ii) The amount to be paid by the Transferor with respect to Series 2000-A in connection with a repurchase of the Notes pursuant to Section 7.1 of
                                                                -----------
the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

     (d) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.1, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders, (ii)
(x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders, (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class C Noteholders and (iv) any excess shall be released to the Issuer.

     (e) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.1(d) for payment to the Series
                                -----------------
2000-A Noteholders shall be deemed distributed in full to the Series 2000-A Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this
Section 7.1 and shall be deemed to be a final distribution pursuant to Section
-----------                                                            -------
11.2 of the Indenture.
----

     [(f)  Applications after Event of Default.]

     Section 7.2  Series Termination.
                  ------------------

     On the Series 2000-A Final Maturity Date, the right of the Series 2000-A Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.
                                      -----------

                                 ARTICLE VIII

                           Miscellaneous Provisions
                           ------------------------

     Section 8.1  Ratification of Indenture.  As supplemented by this Indenture
                  -------------------------
Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

     Section 8.2  Form of Delivery of the Series 2000-A Notes.  The Series 2000-
                  -------------------------------------------
A Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Section 2.1 of the Indenture.
            -----------

     Section 8.3  Counterparts.  This Indenture Supplement may be executed in
                  ------------
two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 8.4  GOVERNING LAW.  THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED
                  -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.5  Limitation of Liability.  Notwithstanding any other provision
                  -----------------------
herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.


                           [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                   SPIEGEL CREDIT CARD MASTER NOTE TRUST,
                                     as Issuer

                                   By:____________________________________
                                          not in its individual capacity,
                                          but solely as Owner Trustee


                                   By:____________________________________
                                      Name:
                                      Title:


                                   BNY MIDWEST TRUST COMPANY,
                                     as Indenture Trustee


                                   By:____________________________________
                                      Name:
                                      Title:

Acknowledged and Accepted:

FIRST CONSUMERS NATIONAL BANK,
 as Servicer



By:_______________________________
   Name:__________________________
   Title:_________________________


Acknowledged and Accepted:

SPIEGEL CREDIT CORPORATION III,
 as Transferor



By:_______________________________
   Name:__________________________
   Title:_________________________